Exhibit 99.6

Client Name:
Client Project Name:	DRMT 2017-2
Start - End Dates:	2/13/2017 - 03/15/2017
Deal Loan Count:	20

Waived Conditions Summary

Review Scope	Category	Code	Description	Count
Credit	LTV/CLTV	CRDLTV3024	LTV Exceeds Guideline Requirement by less than 5%	1
Credit	Assets	CRDAST2670	Asset documentation is insufficient per guideline requirements	1
Property Valuations	Property	PRVAPROP179	Condition of Subject Below Average	1
Compliance	State Rate Spread	CMPSRS2051	CA Higher-Priced Loan	9
Total				12

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